N / E / W / S R / E / L / E / A / S / E

January 31, 2019

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES RECORD 2018 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) has reported fourth quarter 2018 net income of $41.7 million, an increase of 71 percent, compared to $24.4 million during the same period in 2017. Earnings per share for the period totaled a record $.85 per share, an increase of 73 percent, compared to the fourth quarter of 2017 result of $.49 per share. Net income for the year ended December 31, 2018 totaled $159.1 million, compared to $96.1 million during the same period in 2017. Year-to-date earnings per share was $3.22, a record level as we celebrated the Corporation’s 125th anniversary. The result was an increase of $1.10 per share, or 52 percent, over the same period in 2017.

Total assets equaled $9.9 billion as of year-end and loans totaled $7.2 billion. The Corporation’s loan portfolio increased by $471 million, or 7 percent, during the past twelve months. Total deposits equaled $7.8 billion as of year-end and increased by $582 million, or 8 percent.

Michael C. Rechin, President and Chief Executive Officer, stated, “I am proud of our team for running through the tape in 2018 by posting a strong and balanced organic growth quarter. Quality low cost funding, loan growth and sound asset quality all contributed prominently in our record quarter capping off our record year. Our teammates connect with the needs of the marketplace and our communities while our execution produces results and efficiency.” Rechin also added, “We look forward to 2019 and extending our franchise into Michigan through our merger with Monroe Bank & Trust. We look to continue their tradition of superior service to Monroe’s communities through the combination of their skilled bankers and First Merchants’ delivery capabilities.”

Net-interest income totaled $338.9 million for the year, an increase of $61.6 million, or 22 percent. Net-interest margin for the year totaled 4.00 percent, down 2 basis points and includes a reduction of 13 basis points related to tax reform. Yield on earning assets totaled 4.79 percent and the cost of supporting liabilities totaled .79 percent.

Non-interest income totaled $76.5 million for the year, a $5.5 million increase over 2017. Non-interest expense totaled $220 million up from the 2017 total of $205.6 million.

Tax expense for 2018 totaled $29 million, or just 15.4 percent of pre-tax net income. In addition to the lower statutory tax rate as a result of tax reform, tax expense for the fourth quarter and year were less than normal by $1.8 million due to an increase in the Bank’s Indiana state tax liability offset by the release of a valuation allowance on state deferred tax assets.

The Corporation’s 2018 provision expense totaled $7.2 million due to loan growth. Net charge-offs totaled $1.7 million for the year. The allowance for loan losses totaled $80.6 million as of December 31, 2018, up from $75 million at the end of 2017. Non-performing assets totaled $29.4 million as of year-end and the allowance is 1.11 percent of total loans.

As of December 31, 2018, the Corporation’s total risk-based capital ratio equaled 14.61 percent, common equity tier 1 capital ratio equaled 11.98 percent, and the tangible common equity ratio totaled 9.97 percent.

CONFERENCE CALL

First Merchants Corporation will conduct a fourth quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, January 31, 2019.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's fourth quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until March 2, 2019. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529, Canada participants should dial 855-669-9658, or for International participants, dial +1 412-317-0088. The replay access code is 10127190.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme190131.html during the time of the call. A replay of the web cast will be available until January 31, 2020.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors (as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	December 31,
	2018	2017
ASSETS
Cash and cash equivalents	$139,247	$154,905
Interest-bearing time deposits	36,963	35,027
Investment securities	1,632,582	1,560,602
Loans held for sale	4,778	7,216
Loans	7,224,467	6,751,199
Less: Allowance for loan losses	(80,552)	(75,032)
Net loans	7,143,915	6,676,167
Premises and equipment	93,420	95,852
Federal Home Loan Bank stock	24,588	23,825
Interest receivable	40,881	37,130
Goodwill and other intangibles	469,784	476,503
Cash surrender value of life insurance	224,939	223,557
Other real estate owned	2,179	10,373
Tax asset, deferred and receivable	23,668	23,983
Other assets	47,772	42,338
TOTAL ASSETS	$9,884,716	$9,367,478
LIABILITIES
Deposits:
Noninterest-bearing	$1,447,907	$1,761,553
Interest-bearing	6,306,686	5,410,977
Total Deposits	7,754,593	7,172,530
Borrowings:
Federal funds purchased	104,000	144,038
Securities sold under repurchase agreements	113,512	136,623
Federal Home Loan Bank advances	314,986	414,377
Subordinated debentures and term loans	138,463	139,349
Total Borrowings	670,961	834,387
Interest payable	5,607	4,390
Other liabilities	45,295	52,708
Total Liabilities	8,476,456	8,064,015
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 49,349,800 and 49,158,238 shares	6,169	6,145
Additional paid-in capital	840,052	834,870
Retained earnings	583,336	465,231
Accumulated other comprehensive loss	(21,422)	(2,908)
Total Stockholders' Equity	1,408,260	1,303,463
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$9,884,716	$9,367,478

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Twelve Months Ended
(Dollars In Thousands, Except Per Share Amounts)	December 31,		December 31,
	2018	2017	2018	2017
INTEREST INCOME
Loans receivable:
Taxable	$91,092	$76,470	$342,501	$263,704
Tax-exempt	3,873	3,018	14,862	10,694
Investment securities:
Taxable	5,553	4,477	21,597	17,489
Tax-exempt	6,644	5,830	25,509	21,379
Deposits with financial institutions	1,207	294	2,241	736
Federal Home Loan Bank stock	284	259	1,234	894
Total Interest Income	108,653	90,348	407,944	314,896
INTEREST EXPENSE
Deposits	16,690	7,835	51,542	23,806
Federal funds purchased	48	55	718	561
Securities sold under repurchase agreements	243	146	762	477
Federal Home Loan Bank advances	1,691	1,577	7,832	5,196
Subordinated debentures and term loans	2,097	1,970	8,233	7,572
Total Interest Expense	20,769	11,583	69,087	37,612
NET INTEREST INCOME	87,884	78,765	338,857	277,284
Provision for loan losses	1,664	1,800	7,227	9,143
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	86,220	76,965	331,630	268,141
OTHER INCOME
Service charges on deposit accounts	5,516	5,066	20,950	18,722
Fiduciary and wealth management fees	3,842	4,126	14,906	14,682
Other customer fees	4,904	4,565	19,895	17,863
Earnings on cash surrender value of life insurance	1,074	1,133	4,218	6,577
Net gains and fees on sales of loans	1,767	2,355	7,029	7,564
Net realized gains on sales of available for sale securities	253	1,134	4,269	2,631
Other income	1,824	682	5,192	2,970
Total Other Income	19,180	19,061	76,459	71,009
OTHER EXPENSES
Salaries and employee benefits	34,350	33,760	131,704	119,812
Net occupancy	4,737	4,424	18,341	16,976
Equipment	3,627	3,898	14,334	13,090
Marketing	1,107	1,361	4,681	3,739
Outside data processing fees	3,367	3,378	13,215	12,242
Printing and office supplies	433	378	1,425	1,283
Intangible asset amortization	1,625	2,055	6,719	5,647
FDIC assessments	634	711	2,920	2,564
Other real estate owned and foreclosure expenses	251	311	1,470	1,903
Professional and other outside services	3,002	1,914	8,176	12,757
Other expenses	4,605	4,243	16,966	15,543
Total Other Expenses	57,738	56,433	219,951	205,556
INCOME BEFORE INCOME TAX	47,662	39,593	188,138	133,594
Income tax expense	5,949	15,210	28,999	37,524
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$41,713	$24,383	$159,139	$96,070
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.85	$0.49	$3.23	$2.13
Diluted Net Income Available to Common Stockholders	$0.85	$0.49	$3.22	$2.12
Cash Dividends Paid	$0.22	$0.18	$0.84	$0.69
Average Diluted Shares Outstanding (in thousands)	49,511	49,379	49,471	45,403

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2018	2017	2018	2017
NET CHARGE-OFFS	$(482)	$122	$1,707	$148

AVERAGE BALANCES:
Total Assets	$9,923,001	$9,174,237	$9,689,057	$8,196,229
Total Loans	7,102,552	6,575,055	6,997,771	5,881,284
Total Earning Assets	8,971,432	8,139,993	8,736,367	7,335,702
Total Deposits	7,875,998	7,142,375	7,569,482	6,368,751
Total Stockholders' Equity	1,379,453	1,294,810	1,343,861	1,110,524

FINANCIAL RATIOS:
Return on Average Assets	1.68%	1.06%	1.64%	1.17%
Return on Average Stockholders' Equity	12.10	7.53	11.84	8.65
Return on Average Common Stockholders' Equity	12.10	7.53	11.84	8.65
Average Earning Assets to Average Assets	90.41	88.73	90.17	89.50
Allowance for Loan Losses as % of Total Loans	1.11	1.11	1.11	1.11
Net Charge-offs as % of Average Loans (Annualized)	(0.03)	0.01	0.02	—
Average Stockholders' Equity to Average Assets	13.90	14.11	13.87	13.55
Tax Equivalent Yield on Average Earning Assets	4.97	4.67	4.79	4.53
Interest Expense/Average Earning Assets	0.93	0.57	0.79	0.51
Net Interest Margin (FTE) on Average Earning Assets	4.04	4.10	4.00	4.02
Efficiency Ratio	50.97	53.29	50.21	54.56
Tangible Common Book Value Per Share	$19.12	$16.96	$19.12	$16.96

NON-PERFORMING ASSETS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2018	2018	2018	2018	2017
Non-Accrual Loans	$26,148	$20,421	$20,143	$27,497	$28,724
Renegotiated Loans	1,103	968	544	579	1,013
Non-Performing Loans (NPL)	27,251	21,389	20,687	28,076	29,737
Other Real Estate Owned	2,179	8,859	9,071	9,698	10,373
Non-Performing Assets (NPA)	29,430	30,248	29,758	37,774	40,110
90+ Days Delinquent	1,855	50	184	738	924
NPAs & 90 Day Delinquent	$31,285	$30,298	$29,942	$38,512	$41,034

Allowance for Loan Losses	$80,552	$78,406	$77,543	$76,420	$75,032
Quarterly Net Charge-offs	(482)	537	540	1,112	122
NPAs / Actual Assets %	0.30%	0.31%	0.31%	0.40%	0.43%
NPAs & 90 Day / Actual Assets %	0.32%	0.31%	0.31%	0.41%	0.44%
NPAs / Actual Loans and OREO %	0.41%	0.43%	0.42%	0.55%	0.59%
Allowance for Loan Losses / Actual Loans (%)	1.11%	1.11%	1.09%	1.11%	1.11%
Net Charge-offs as % of Average Loans (Annualized)	(0.03)%	0.03%	0.03%	0.07%	0.01%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2018	2018	2018	2018	2017
ASSETS
Cash and cash equivalents	$139,247	$142,501	$133,893	$128,828	$154,905
Interest-bearing time deposits	36,963	66,763	36,599	24,233	35,027
Investment securities	1,632,582	1,625,251	1,619,683	1,543,820	1,560,602
Loans held for sale	4,778	3,022	2,046	4,469	7,216
Loans	7,224,467	7,088,071	7,081,059	6,901,696	6,751,199
Less: Allowance for loan losses	(80,552)	(78,406)	(77,543)	(76,420)	(75,032)
Net loans	7,143,915	7,009,665	7,003,516	6,825,276	6,676,167
Premises and equipment	93,420	93,728	94,397	94,741	95,852
Federal Home Loan Bank stock	24,588	24,588	24,588	24,588	23,825
Interest receivable	40,881	38,531	38,530	35,223	37,130
Goodwill and other intangibles	469,784	471,409	473,059	474,777	476,503
Cash surrender value of life insurance	224,939	223,865	222,905	221,949	223,557
Other real estate owned	2,179	8,859	9,071	9,698	10,373
Tax asset, deferred and receivable	23,668	25,933	24,619	24,177	23,983
Other assets	47,772	53,167	51,809	61,017	42,338
TOTAL ASSETS	$9,884,716	$9,787,282	$9,734,715	$9,472,796	$9,367,478
LIABILITIES
Deposits:
Noninterest-bearing	$1,447,907	$1,464,190	$1,571,194	$1,698,958	$1,761,553
Interest-bearing	6,306,686	6,168,962	5,932,621	5,628,677	5,410,977
Total Deposits	7,754,593	7,633,152	7,503,815	7,327,635	7,172,530
Borrowings:
Federal funds purchased	104,000	90,000	109,000	50,000	144,038
Securities sold under repurchase agreements	113,512	118,824	122,513	138,910	136,623
Federal Home Loan Bank advances	314,986	385,458	469,261	449,419	414,377
Subordinated debentures and term loans	138,463	138,408	138,352	138,297	139,349
Total Borrowings	670,961	732,690	839,126	776,626	834,387
Interest payable	5,607	5,920	4,807	5,376	4,390
Other liabilities	45,295	54,094	46,639	50,086	52,708
Total Liabilities	8,476,456	8,425,856	8,394,387	8,159,723	8,064,015
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	6,169	6,163	6,160	6,155	6,145
Additional paid-in capital	840,052	837,996	836,549	834,894	834,870
Retained earnings	583,336	552,551	522,362	493,624	465,231
Accumulated other comprehensive loss	(21,422)	(35,409)	(24,868)	(21,725)	(2,908)
Total Stockholders' Equity	1,408,260	1,361,426	1,340,328	1,313,073	1,303,463
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$9,884,716	$9,787,282	$9,734,715	$9,472,796	$9,367,478

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	December 31,	September 30,	June 30,	March 31,	December 31,
	2018	2018	2018	2018	2017
INTEREST INCOME
Loans receivable:
Taxable	$91,092	$88,479	$84,663	$78,267	$76,470
Tax-exempt	3,873	3,761	3,632	3,596	3,018
Investment securities:
Taxable	5,553	5,514	5,434	5,096	4,477
Tax-exempt	6,644	6,493	6,246	6,126	5,830
Deposits with financial institutions	1,207	270	633	131	294
Federal Home Loan Bank stock	284	283	263	404	259
Total Interest Income	108,653	104,800	100,871	93,620	90,348
INTEREST EXPENSE
Deposits	16,690	13,685	12,165	9,002	7,835
Federal funds purchased	48	229	61	380	55
Securities sold under repurchase agreements	243	174	172	173	146
Federal Home Loan Bank advances	1,691	2,137	1,845	2,159	1,577
Subordinated debentures and term loans	2,097	2,089	2,057	1,990	1,970
Total Interest Expense	20,769	18,314	16,300	13,704	11,583
NET INTEREST INCOME	87,884	86,486	84,571	79,916	78,765
Provision for loan losses	1,664	1,400	1,663	2,500	1,800
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	86,220	85,086	82,908	77,416	76,965
OTHER INCOME
Service charges on deposit accounts	5,516	5,619	5,038	4,777	5,066
Fiduciary and wealth management fees	3,842	3,673	3,595	3,796	4,126
Other customer fees	4,904	5,038	4,917	5,036	4,565
Earnings on cash surrender value of life insurance	1,074	961	1,007	1,176	1,133
Net gains and fees on sales of loans	1,767	1,841	1,600	1,821	2,355
Net realized gains on sales of available for sale securities	253	1,285	1,122	1,609	1,134
Other income	1,824	1,110	912	1,346	682
Total Other Income	19,180	19,527	18,191	19,561	19,061
OTHER EXPENSES
Salaries and employee benefits	34,350	32,936	32,192	32,226	33,760
Net occupancy	4,737	4,586	4,348	4,670	4,424
Equipment	3,627	3,483	3,556	3,668	3,898
Marketing	1,107	1,216	1,474	884	1,361
Outside data processing fees	3,367	3,422	3,462	2,964	3,378
Printing and office supplies	433	334	324	334	378
Intangible asset amortization	1,625	1,650	1,718	1,726	2,055
FDIC assessments	634	856	711	719	711
Other real estate owned and foreclosure expenses	251	455	362	402	311
Professional and other outside services	3,002	1,844	1,789	1,541	1,914
Other expenses	4,605	4,240	3,568	4,553	4,243
Total Other Expenses	57,738	55,022	53,504	53,687	56,433
INCOME BEFORE INCOME TAX	47,662	49,591	47,595	43,290	39,593
Income tax expense	5,949	8,478	7,961	6,611	15,210
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$41,713	$41,113	$39,634	$36,679	$24,383

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.85	$0.83	$0.80	$0.75	$0.49
Diluted Net Income Available to Common Stockholders	$0.85	$0.83	$0.80	$0.74	$0.49
Cash Dividends Paid	$0.22	$0.22	$0.22	$0.18	$0.18
Average Diluted Shares Outstanding (in thousands)	49,511	49,492	49,451	49,428	49,379
FINANCIAL RATIOS:
Return on Average Assets	1.68%	1.69%	1.63%	1.57%	1.06%
Return on Average Stockholders' Equity	12.10	12.10	11.94	11.21	7.53
Return on Average Common Stockholders' Equity	12.10	12.10	11.95	11.21	7.53
Average Earning Assets to Average Assets	90.41	90.30	90.14	89.78	88.73
Allowance for Loan Losses as % of Total Loans	1.11	1.11	1.09	1.11	1.11
Net Charge-offs as % of Average Loans (Annualized)	(0.03)	0.03	0.03	0.07	0.01
Average Stockholders' Equity to Average Assets	13.90	13.93	13.69	13.96	14.11
Tax Equivalent Yield on Average Earning Assets	4.97	4.88	4.74	4.57	4.67
Interest Expense/Average Earning Assets	0.93	0.83	0.75	0.65	0.57
Net Interest Margin (FTE) on Average Earning Assets	4.04	4.05	3.99	3.92	4.10
Efficiency Ratio	50.97	49.25	49.32	51.33	53.29
Tangible Common Book Value Per Share	$19.12	$18.16	$17.71	$17.14	$16.96

LOANS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2018	2018	2018	2018	2017
Commercial and industrial loans	$1,726,664	$1,655,569	$1,657,591	$1,554,169	$1,493,493
Agricultural production financing and other loans to farmers	92,404	88,504	89,093	98,315	121,757
Real estate loans:
Construction	545,729	668,608	714,866	590,093	612,219
Commercial and farmland	2,832,102	2,699,629	2,652,782	2,713,994	2,562,691
Residential	966,421	965,893	965,720	948,644	962,765
Home equity	528,157	517,303	518,699	510,545	514,021
Individuals' loans for household and other personal expenditures	99,788	98,709	92,809	88,235	86,935
Lease financing receivables, net of unearned income	1,600	1,830	1,945	2,193	2,527
Other commercial loans	431,602	392,026	387,554	395,508	394,791
Loans	7,224,467	7,088,071	7,081,059	6,901,696	6,751,199
Allowance for loan losses	(80,552)	(78,406)	(77,543)	(76,420)	(75,032)
NET LOANS	$7,143,915	$7,009,665	$7,003,516	$6,825,276	$6,676,167

DEPOSITS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2018	2018	2018	2018	2017
Demand deposits	$3,985,178	$3,870,816	$3,933,233	$3,740,395	$3,746,654
Savings deposits	2,282,701	2,212,675	2,099,771	2,109,071	1,994,366
Certificates and other time deposits of $100,000 or more	593,592	602,002	555,910	552,643	468,895
Other certificates and time deposits	646,682	625,341	602,239	584,377	581,894
Brokered deposits	246,440	322,318	312,662	341,149	380,721
TOTAL DEPOSITS	$7,754,593	$7,633,152	$7,503,815	$7,327,635	$7,172,530

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Three Months Ended
	December 31, 2018			December 31, 2017
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$210,121	$1,207	2.30%	$87,172	$294	1.35%
Federal Home Loan Bank stock	24,588	284	4.62	23,825	259	4.35
Investment Securities: (1)
Taxable	843,514	5,553	2.63	755,341	4,477	2.37
Tax-Exempt (2)	790,657	8,410	4.25	698,600	8,969	5.14
Total Investment Securities	1,634,171	13,963	3.42	1,453,941	13,446	3.70
Loans held for sale	15,142	177	4.68	13,657	216	6.33
Loans: (3)
Commercial	5,224,202	73,416	5.62	4,806,978	60,015	4.99
Real Estate Mortgage	739,325	8,375	4.53	737,668	8,320	4.51
Installment	649,717	9,124	5.62	617,591	7,919	5.13
Tax-Exempt (2)	474,166	4,903	4.14	399,161	4,643	4.65
Total Loans	7,102,552	95,995	5.41	6,575,055	81,113	4.93
Total Earning Assets	8,971,432	111,449	4.97	8,139,993	95,112	4.67
Net unrealized gain (loss) on securities available for sale	(24,206)			4,131
Allowance for loan losses	(78,926)			(73,675)
Cash and cash equivalents	140,065			182,970
Premises and equipment	93,589			102,605
Other assets	821,047			818,213
Total Assets	$9,923,001			$9,174,237
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$2,563,703	$5,565	0.87%	$1,970,916	$2,185	0.44%
Money market deposits	1,157,022	2,450	0.85	1,071,037	1,101	0.41
Savings deposits	1,134,559	2,016	0.71	922,052	214	0.09
Certificates and other time deposits	1,542,222	6,659	1.73	1,458,365	4,335	1.19
Total Interest-bearing Deposits	6,397,506	16,690	1.04	5,422,370	7,835	0.58
Borrowings	611,255	4,079	2.67	678,242	3,748	2.21
Total Interest-bearing Liabilities	7,008,761	20,769	1.19	6,100,612	11,583	0.76
Noninterest-bearing deposits	1,478,492			1,720,005
Other liabilities	56,295			58,810
Total Liabilities	8,543,548			7,879,427
Stockholders' Equity	1,379,453			1,294,810
Total Liabilities and Stockholders' Equity	$9,923,001	20,769		$9,174,237	11,583
Net Interest Income (FTE)		$90,680			$83,529
Net Interest Spread (FTE) (4)			3.78%			3.91%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			4.97%			4.67%
Interest Expense / Average Earning Assets			0.93%			0.57%
Net Interest Margin (FTE) (5)			4.04%			4.10%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent and 35 percent for 2018 and 2017, respectively. These totals equal $2,796 and $4,764 for the three months ended December 31, 2018 and 2017, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Twelve Months Ended
	December 31, 2018			December 31, 2017
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$110,232	$2,241	2.03%	$75,417	$736	0.98%
Federal Home Loan Bank stock	24,538	1,234	5.03	20,921	894	4.27
Investment Securities: (1)
Taxable	841,203	21,597	2.57	726,004	17,489	2.41
Tax-Exempt (2)	762,623	32,290	4.23	632,076	32,891	5.20
Total Investment Securities	1,603,826	53,887	3.36	1,358,080	50,380	3.71
Loans held for sale	11,425	540	4.73	7,707	462	5.99
Loans: (3)
Commercial	5,143,576	274,302	5.33	4,267,651	204,771	4.80
Real Estate Mortgage	733,709	33,549	4.57	679,284	30,267	4.46
Installment	640,310	34,110	5.33	573,100	28,204	4.92
Tax-Exempt (2)	468,751	18,813	4.01	353,542	16,452	4.65
Total Loans	6,997,771	361,314	5.16	5,881,284	280,156	4.76
Total Earning Assets	8,736,367	418,676	4.79	7,335,702	332,166	4.53
Net unrealized gain on securities available for sale	(14,790)			4,360
Allowance for loan losses	(77,444)			(70,380)
Cash and cash equivalents	131,925			142,503
Premises and equipment	94,567			97,446
Other assets	818,432			686,598
Total Assets	$9,689,057			$8,196,229
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$2,319,081	$17,577	0.76%	$1,730,272	$5,817	0.34%
Money market deposits	1,097,762	6,721	0.61	938,959	2,788	0.30
Savings deposits	1,065,031	5,230	0.49	844,825	734	0.09
Certificates and other time deposits	1,514,271	22,014	1.45	1,339,866	14,467	1.08
Total Interest-bearing Deposits	5,996,145	51,542	0.86	4,853,922	23,806	0.49
Borrowings	718,061	17,545	2.44	664,045	13,806	2.08
Total Interest-bearing Liabilities	6,714,206	69,087	1.03	5,517,967	37,612	0.68
Noninterest-bearing deposits	1,573,337			1,514,829
Other liabilities	57,653			52,909
Total Liabilities	8,345,196			7,085,705
Stockholders' Equity	1,343,861			1,110,524
Total Liabilities and Stockholders' Equity	$9,689,057	69,087		$8,196,229	37,612
Net Interest Income (FTE)		$349,589			$294,554
Net Interest Spread (FTE) (4)			3.76%			3.85%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			4.79%			4.53%
Interest Expense / Average Earning Assets			0.79%			0.51%
Net Interest Margin (FTE) (5)			4.00%			4.02%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2)  Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent and 35 percent for 2018 and 2017, respectively. These totals equal $10,732 and $17,270 for the twelve months ended December 31, 2018 and 2017, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.